UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 12, 2017
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter) Commission File Number: 0-10394

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 7.01:  Regulation FD Disclosure

Item 7.01:  Regulation FD Disclosure

Company Investor Presentation

Data I/O has a new investor presentation.  Anthony Ambrose, President and CEO will be presenting at the AGC Partners' 13th Annual West Coast Information Security & Broader Technology Growth Conference on February 14, 2017.  The presentation is being posted on the Company’s website http://www.dataio.com on February 12, 2017 and can be found at the following web link:

http://www.dataio.com/en-us/Company/InvestorRelations/WebcastsandPresentations.aspx under the heading “Investor Presentations” with the title “February 12, 2017”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Data I/O Corporation

February 12, 2017                   By _/s/Joel S. Hatlen_________

                                                Joel S. Hatlen

                                                Vice President – Operations & Finance

                                                Chief Financial Officer

                                                Secretary and Treasurer